October 2011 Magellan Petroleum SEAAOC 2011 Exhibit 99.1

NASDAQ: MPET www.magellanpetroleum.com
Forward Looking Statements
Statements in this presentation which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. These statements about Magellan and Magellan Petroleum Australia Limited
(“MPAL”) may relate to their businesses and prospects, revenues, expenses, operating cash flows, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Among these risks and uncertainties are the following: the ability of
Magellan and Santos to complete and implement the terms of the Santos asset swap/sales agreement and gas sales contract, including securing the customary approvals necessary to complete the asset swap, the future outcome of the negotiations by Santos with its customers for gas sales contracts for the remaining uncontracted reserves in the Amadeus Basin, the production volume at Mereenie and whether it will be sufficient to trigger the bonus amounts provided for in the Santos asset swap/sales agreement, the ability of the Company to successfully develop its existing assets, the ability of the Company to secure gas sales contracts for the uncontracted reserves at Dingo, the ability of the Company to implement a successful exploration program, pricing and production levels from the properties in which Magellan and MPAL have interests, the extent of the recoverable reserves at those properties, the profitable integration of acquired businesses, including Nautilus Poplar LLC, the likelihood of success of the drilling program at the Poplar Fields by the Company’s new farm-in partner, VAALCO Energy, and the results of the ongoing production well tests in the
U.K. In addition, MPAL has a large number of exploration permits and faces the risk that any wells drilled may fail to encounter hydrocarbons in commercially recoverable quantities. Any forward-looking information provided in this report should be considered with these factors in mind.
Magellan assumes no obligation to update any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise.
Oil and gas issuers are required to include disclosure regarding proved oil and gas reserves in certain filings made with the U.S. Securities and
Exchange Commission. Proved reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. The SEC also permits the disclosure of probable and possible reserves which are additional reserves that are less certain to be recovered. Investors are urged to consider closely the disclosures in Magellan’s periodic filings with the SEC available from us at the company’s website www.magellanpetroleum.com

NASDAQ: MPET www.magellanpetroleum.com
On September 14, 2011, Magellan entered into an
agreement with Santos to swap its interest in the
Mereenie field for the purchase of the remaining interest
in the producing Palm Valley gas field and exploration
Dingo field, all three fields located in the Amadeus
basin, onshore Australia. Upon completion of this
transaction, which is subject to customary approvals and
expected to close in the very near future, the Company
will receive the new asset interests described above, a
cash contribution, and further subsequent bonus
payments contingent upon future production.. In
addition, the Company also entered into a long term gas
supply agreement with Santos for its Palm Valley gas
field, which will provide incremental revenue and cash
flows to support the Company's ongoing operations in
Australia.
Australian Rationalization
Recent Deals
Montana Development
In parallel, the Company focused on its under-
developed, multiple formation, producing oil field in
Montana, the Poplar Field. Building from the
acquisition of 3D seismic in 2010, and the acquisition
of a set of cores and further data from a new well spud
in 2010, the Company entered into a farm out
agreement with VAALCO Energy for the Bakken and
deep formations of the Poplar Field. VAALCO
Energy committed to drill three new wells in the
Poplar Field by December 2012 and paid $5 million
on September 6, 2011 in consideration for a 65%
working interest in these Deep Intervals. The
Company will retain a 35% working interest in the
Deep Intervals and will continue to hold its current
interest in all formations above the Bakken formation,
including the currently producing Charles and Tyler
formations where all Poplar proved and probable
reserves are located. This transaction will enable the
Company to continue to focus on the development of
the Charles formation while also testing the Bakken,
Red River and other potential deep formations in the
Poplar Field.

NASDAQ: MPET www.magellanpetroleum.com
BUSINESS UNITS (NASDAQ:MPET)
Magellan operates through two wholly owned subsidiaries
Magellan Petroleum Australia Limited:
Australia    (subject to customary approvals)
–
Palm Valley Gas Field    (100% Operator)
–
Dingo Gas Field     (100 % Operator)
–
NT/P82 Offshore Bonaparte Basin    (100% Operator)
United Kingdom
–
13 exploration focused Licenses
–
Markwells Wood Well oil discovery  being tested
–
Significant shale development prospects
Nautilus Poplar LLC
United States, Montana
–
Poplar Fields    (100% Operator)
–
23,000 acres, Proven Producing Reserves
–
Active Drilling, Development, and deeper Bakken & Red River
partnership
COMPANY SUMMARY
Company Profile
Production/ Testing Operations
Montana
United Kingdom
Australia
Shares Out- ~52mln
MPET on the NASDAQ
MGN on the ASX

Northern Territory
Alice Springs
Mereenie Spur Gas Pipeline (119km)
Alice Springs Gas Pipeline (145 km)
Mereenie Oil Pipeline (269km)
Santos Depot
Brewer Estate
OL 4
OL 5
OL 3
RL 2
Mereenie oil / gas field
Santos - 100%
Palm Valley gas field
Magellan - 100%
Dingo gas field
Magellan - 100%
AMADEUS BASIN

Northwest Poplar Field
East Poplar Unit
Legend
Poplar Wells
STATUS

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VAALCO Transaction and Nautilus Consolidation
September 14, 2011
Magellan Santos contemplate Asset Transfer
Subject to customary approvals
Magellan will own 100% of Palm Valley and Dingo
Santos will own 100% of Mereenie
Magellan receives cash plus production bonuses
Entered into a Gas Supply Agreement (GSPA) with
Santos
September 2-7, 2011
Magellan completed two transactions
Consolidation into 100% interest in Poplar Fields
Partial sale of Poplar deep rights to VAALCO
VAALCO drills and carries MP in 3 deep wells
–
1 horizontal well in Bakken
–
1 well in deeper Red River formation
–
1 well drilled by VAALCO to zone of their
choosing
Santos Transaction   10K Release
Transaction Overview

PalmValley
Palm Valley Top Pacoota 1 Reservoir Depth Map

LCC -2630mSS
Dingo 3
LKG -2474mSS
HKW -2513mSS
Dingo 1
Dingo 4
Dingo 2
5km

NASDAQ: MPET www.magellanpetroleum.com
100%  interest (Operator)
200sqkm
Discovered in 1965
5-9 wells
155 BCF cumulative production
Term gas sales arrangements
100% interest (Operator).   Large areal feature
Exploration well Dingo 1 drilled 1981
–
DST rate 1.45 MMscf/d
Appraisal well Dingo 2 drilled in 1984
–
DST rate 1.38 MMscf/d
Appraisal well Dingo 3 drilled in 1990
–
DST rate 2.86 MMscf/d
Clear market interest in gas deliverability
Palm Valley – Dingo
Dingo Gas Field
Palm Valley Gas Field

Magellan petroleum

TIMOR
SEA
EEZ Boundary
CS Limit
State Boundary
Gas Pipeline
Gas Pipeline (prop)
Permits
Gas Field
0
50
100
kilometres
N
W
E
S
Evans Shoal
NT/P 48
NT/P 82
300km
Darwin
Bayu/Undan
Ichthys
Magellan
petroleum

NASDAQ: MPET www.magellanpetroleum.com
Magellan was granted Exploration Permit
for Petroleum NT/P82 (100% interest)
over Area NT09-1
Permit covers 6,000 sq km
Currently reprocessing and interpreting
2D and 3D seismic results
Bonaparte Basin
NT/P82

7 NASDAQ: MPET www.magellanpetroleum.com U.S Domestic Operations

Montana
North Dakota
South Dakota
Nebraska
Colorado
N
150
Miles

Weyburn CO2 Flood 1.4bn OIIP
Apache Midale CO2 Flood 500mm OOIP
Estevan Complex 1092MW
t 562MW
853mmbbl OIIP
Elm Coulee Bakken play
CO2 pipeline
83
2
North Da
Dakota Gas

NASDAQ: MPET www.magellanpetroleum.com
Geography
Location: Roosevelt County, MT
Acreage: 23,000
Charles Formation Production  (CO2 flood candidate)
Well count: 145 – 34 active
Well spacing: 160 acres
Production start: 1955
OOIP: ~700MMstb
Cumulative oil produced: 52 MMbbl
Recovery factor: ~7%
Current production: 250bopd with drilling and
recompletion ongoing
Charles Formation Reservoir
API gravity: 40
Top depth: c. 5,400 ft ss (TVD)
Net thickness: 30-65 ft
Porosity: 5-17%
Poplar Fields, Montana U.S.
Poplar Montana
Poplar Field
Bakken play
Poplar Poplar
Dome Dome

ERA
SYSTEM
FORMATION OR GROUP
TERTIARY
Fort Union Group
MESOZOIC
CRETACEOUS
Upper
Lower
Montana Group/Judith River Fm
Colorado Group
Belle Fourche-Niobrara
Inyan Kara Group
Dakota Group
JURASSIC
Morrison Formation
Swift Formation
Rierdon Formation
Piper Formation
Nesson Formation
TRIASSIC
Spearfish Formation
PALEOZOIC
PERMIAN
Minnekahta Limestone
Opeche Formation
Minnelusa Formation
PENNSYLVANIAN
Amsden Group
Tyler Formation
MISSISSIPPIAN
Big Snowy Group
Heath Formation
Otter Formation
Kibbey Formation
Charles Formation
Madison Group
Mission Canyon Limestone
Lodgepole Limestone
DEVONIAN
Bakken Formation
Three Forks Formation
Nisku Formation
Duperow Formation
Souris River Formation
Dawson Bay Formation
Prairie Formation
Winnipegosis Formation
SILURIAN
Interlake Formation
ORDOVICIAN
Stony Mountain Formation
Red River Formation
Winnipeg Formation
CAMBRIAN
Deadwood Formation
PRECAMBRIAN
Pre-Beltian
Oil
Gas
Source rock
1
2
3
4
5
6
100% MPC
65% VAALCO
35% MPC

NASDAQ: MPET www.magellanpetroleum.com
Stacked Pay
Several stacked pay zones – recently confirmed by EPU#119
well drilled in Nov 2010.
1.
Judith
River:
Potential for shallow gas production with
interested industrial buyer
2.
Tyler:
300 Mbbls produced from 5 wells since 1969
3.
Charles:
52 MMbbls produced since 1955, c. 7% of OOIP
4.
Bakken/Three
Forks:
60 ft of core with oil shows
5.
Nisku:
200 Mbbls produced from 1 well since 1969;
6.
Red
River:
Significant geological potential but no flow samples
yet
Poplar Multiple Horizons

Poplar
Brockton-Froid Fault line
Well Operator
Continental
EOG
XTO/ExxonMobil
Amerada Hess
Enerplus
Marathon
Whiting
ConocoPhillips
Slawson
Newfield
Other
Play
Play Core
Play Area

Source: PFC Energy

10 NASDAQ: MPET www.magellanpetroleum.com Recent Drilling Activity Wells by operator

11 NASDAQ: MPET www.magellanpetroleum.com United Kingdom Operations

Southern England
Magellan petroleum
0 10 20 30
kms
WESSEX BASIN
WEALD BASIN
Manor Farm-1
Binton Farm
Markwells Wood-1
Horse Hill-1
Prospect A
Prospect B
PEDL136
PEDL153
PEDL242
PEDL135
PEDL 246
PEDL 231
PEDL 243
PEDL137
PEDL 234
PEDL125
PEDL126
PEDL099
PEDL154
PEDL 232
PEDL155
PEDL098
PEDL 240
PEDL152
Humbly Grove
Herriad
Goodworth
Stockbridge
Avington
Palmerswood
Brockham
Albury
Bletchingley
Lingfield
Cowden
Storrington
Singleton
Horndean
Baxter's Copse
Lidsey
Wytch Farm

NASDAQ: MPET www.magellanpetroleum.com
40%  interest
Markwells Wood-1 oil
discovery November
2010
West Sussex, UK
Work over rig arrived
September 6, 2011
Conducting extended
well
Onshore United Kingdom
Markwells Wood Well

Magellan petroleum

Fairleigh Wallop-1
Herriard
Humbly Grove
Hesters Copse-1
Inwood Copse-1
Coxbridge-1
Shalford-1
Bramley-1
Albury
Brockham
Leigh-1
Bletchingley
Lingfield-1
Collendean Farm-1
BEECH
ELM
Old Alresford-1
East Worldham-1
Bordon-1
Godley Bridge-1
Godley Bridge-2,2z
Alfold-1
PEDL 243
Turners Hill-1
OAK
PLANE
WALNUT
PEDL 234
BIRCH
Balcombe-1
Southwater-1
LIME
Rogate-1
Bolney-1
WILLOW
PEDL 231
Minsted-1
Ashington-1
Wineham-1
Canfield-1
Baxters Copse-1
Storrington
Henfield-1
Westmeston-1
Hinton Manor-1
Horndean
Chilgrove-1
Washington-1
Stanmer-1
Singleton

NASDAQ: MPET www.magellanpetroleum.com
The acreage is held by Celtique (50%,
Operator) and Magellan (50%)
The Weald Basin area is located in
countryside south west of London, close
to the large south east UK energy
market and proximal to major gas trunk
lines and refineries
Licences cover contiguous 1,000 sq
kms (247,000 acres)
Actively marketing shale development
farm in, likely will need to gain further
data
Cuadrilla Balcombe-1 adjacent to SE
UK Shale Acreage Update
UK Shale

14 NASDAQ: MPET www.magellanpetroleum.com Executive Transition Review

Thank you.